Exhibit 99.1
For Immediate Release
Contact:
Robert Copple 972-665-1500
or Rob Rinderman 212-835-8500
CINEMARK HOLDINGS, INC. ANNOUNCES THE SALE OF SHARES BY MADISON
DEARBORN CAPITAL PARTNERS IV, L.P., SYUFY ENTERPRISES, LP AND THE
MITCHELL SPECIAL TRUST
PLANO, Texas, March 10, 2010 — Cinemark Holdings, Inc. (“Cinemark”) (NYSE: CNK) today announced that it is filing a prospectus supplement to its existing shelf registration statement with the U.S. Securities and Exchange Commission relating to an underwritten public offering by Madison Dearborn Capital Partners IV, L.P. of 7,733,076 shares, Syufy Enterprises, LP of 1,266,924 shares and the Mitchell Special Trust of 1,000,000 shares of its common stock. Upon completion of the offering, Madison Dearborn Capital Partners IV, L.P., Syufy Enterprises, LP and the Mitchell Special Trust will own approximately 32.1%, 5.3% and 4.9%, respectively, of Cinemark’s common stock. Cinemark will not receive any proceeds from this sale of its common stock.
Morgan Stanley & Co. Incorporated and Barclays Capital Inc. are the underwriters of the offering. The offering will be made only by means of a prospectus supplement and accompanying base prospectus. Interested persons may obtain copies of the prospectus and related prospectus supplement from Morgan Stanley & Co. Incorporated, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014; (email address: prospectus@morganstanley.com) or by calling (866) 718-1649; or from Barclays Capital Inc., c/o Broadridge, Integrated Distribution Services, 1155 Long Island Avenue, Edgewood, New York 11717; Barclaysprospectus@broadridge.com (phone: 888-603-5847). A copy of the prospectus supplement and accompanying base prospectus may also be obtained at no charge at the U.S. Securities and Exchange Commission’s website, at www.sec.gov.
The shelf registration statement relating to the foregoing has previously been filed with, and declared effective by, the U.S. Securities and Exchange Commission. This press release does not constitute an offer to sell or a solicitation of an offer to buy the shares of Cinemark’s common stock or any other securities, nor will there be any sale of the shares of Cinemark’s common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
Additional Information for Investors
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The “forward-looking statements” include our current expectations, assumptions, estimates and projections about our business and our industry. They include statements relating to future revenues, expenses and profitability, the future development and expected growth of our business, projected capital expenditures, attendance at movies generally or in any of the markets in which we operate, the number or diversity of popular movies released and our ability to successfully license and exhibit popular films, national and international growth in our industry, competition from other exhibitors and alternative forms of entertainment and determinations in lawsuits in which we are defendants. You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors” section or other sections in our Annual Report on Form 10-K filed March 10, 2010 and quarterly reports on Form 10-Q. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. Forward-looking statements contained in this press release reflect our view only as of the date of this press release. We undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
About Cinemark Holdings, Inc.
Headquartered in Plano, TX, Cinemark is the second largest motion picture exhibitor in the world in terms of both attendance and the number of screens in operation. As of December 31, 2009, Cinemark operates 424 theatres and 4,896 screens in 39 states in the United States and one Canadian province and internationally in 13 countries, including Brazil, Mexico, Chile, Colombia, Argentina, Peru, Ecuador, Honduras, El Salvador, Nicaragua, Costa Rica, Panama and Guatemala. For more information go to www.cinemark.com.